UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Income Credit Strategies Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN INCOME CREDIT STRATEGIES FUND
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 10, 2019

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Aberdeen Income Credit Strategies Fund ("ACP" or the "Fund") (the "Annual Meeting") will be held at the offices of Aberdeen Standard Investments Inc. ("ASI") (formerly, Aberdeen Asset Management Inc.) located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on Friday May 10, 2019 at 10:00 a.m. eastern time.

The purpose of the Annual Meeting is to consider and act upon the following proposal (the "Proposal"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Trustee
To elect Ms. Nancy Yao Maasbach as Class II Trustee to serve for a three-year term.

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on March 29, 2019 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person. Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

This notice and related proxy materials are first being mailed to shareholders on or about April 5, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Friday May 10, 2019: This Notice, the Proxy Statement and the form of proxy cards are available on the Internet at http://www.aberdeenstandard.com/en-us/cefinvestorcenter. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary
Aberdeen Income Credit Strategies Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

April 5, 2019
Philadelphia, Pennsylvania

ABERDEEN INCOME CREDIT STRATEGIES FUND ("ACP")
(the "Fund")

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on May 10, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board" with members of the Board being referred to as "Trustees") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Aberdeen Standard Investments Inc. ("ASI") (formerly, Aberdeen Asset Management Inc.) located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, on Friday, May 10, 2019 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about April 5, 2019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments thereof, in accordance with the instructions marked on the Proxy. Unless instructions to the contrary are marked on the Proxy, Proxies received will be voted "FOR" each Proposal (as defined below). The persons named as proxy holders on the Proxy will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy, giving written notice to Megan Kennedy, Secretary of the Fund, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

A quorum of shareholders is constituted by the presence at the Meeting, in person or by proxy, of the shareholders entitled to cast one-third (1/3) of the shares entitled to vote, which, for the avoidance of doubt, will include shares held by brokers who provide votes and/or non-votes to all matters.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the shares entitled to vote for the election of such Trustee present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes (i.e. proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners regarding an item for which the brokers or nominees do not have discretionary power to vote) will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes therefore, will have no effect on the election of Trustees (except to the extent they cause a quorum to be present). All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the election of Ms. Nancy Yao Maasbach as Class II Trustee.

If a quorum is not present at the Meeting, a majority of the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose and approve an adjournment of the

Meeting, without further notice to shareholders entitled to vote at the Meeting, until such quorum shall be present. If the Meeting is adjourned to a date more than one hundred twenty (120) days after the original record date set for the Meeting (i.e. 120 days after March 29, 2019), written notice of such an adjournment stating the place, date and hour thereof shall be given to each shareholder entitled to vote thereat, at least seven (7) days prior to the Meeting. With respect to the election of Ms. Maasbach as Class II Trustee, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the election, and vote against adjournment all proxies that voted against such election. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned sessions(s) at which a quorum is present.

We will admit to the Meeting (1) all shareholders of record on March 29, 2019 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on March 29, 2019 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for the Fund will be entitled to one vote for each share held for the Meeting. As of the Record Date, 13,074,072 shares of common stock were issued and outstanding:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Friday, May 10, 2019 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The Proxy Materials and the Fund's most recent annual report are available on the Internet at http://www.aberdeenstandard.com/en-us/cefinvestorcenter. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2018, and any more recent reports, to any shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend the Meeting and vote in person.

The Proposal: Election of Common Share Trustee

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter") provides that the Fund's Board be elected by holders of the Fund's common stock divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of the Fund, the Fund's investment adviser, Aberdeen Asset Managers Limited (the "Investment Adviser" or "AAML"), the Fund's investment sub-adviser, Aberdeen Standard Investments Inc. (the "Sub-Adviser" or "ASI"), are referred to in this Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Trustees."

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following individual for election as common share trustee to its Board as follows:

Nancy Yao Maasbach (Class II Trustee, 3-year term ending 2022)

The nominee has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed proxy card to vote "FOR" the election of the person indicated above to serve as a common share Trustee. The Board knows of no reason why the nominee will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

The following tables set forth certain information regarding the nominee for election to the Board of the Fund, Trustees whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Nominee for Trustee:
Nancy Yao Maasbach** † c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee	Term expires 2019 Trustee since 2019	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Nancy has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. Nancy is a member of the Council on Foreign Relations since 2015.	6	Director of The Asia Tigers Fund, Inc. (from 2016 to 2018)
Interested Trustee whose term of office continues beyond the Annual Meeting:
Randolph Takian†† 399 Park Avenue, 6th Floor New York, NY 10022 Year of Birth: 1974	Class III Trustee	Term expires 2020 Trustee since 2010	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since 2012); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees whose terms of office continue beyond the Annual Meeting:
P. Gerald Malone** † 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Year of Birth: 1950	Chairman of the Board; Class III Trustee	Term expires 2020 Trustee since 2017

Currently independent director of Bionik Laboratories Corp., a US healthcare company; Chairman Aberdeen Funds; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Dynamic Dividend Fund; Aberdeen Total Dynamic Dividend Fund; Aberdeen Global Premier Properties Fund; Aberdeen Income Credit Strategies Fund; Director of Aberdeen Australia Equity Fund, Inc. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.

				31	None
John Sievwright** † c/o Aberdeen Standard Investments Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2021 Trustee since 2017	Non-Executive Director of NEX Group plc (2017-2018) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014)(transport).	4	None

*  Aberdeen Income Credit Strategies Fund , Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which currently consists of five portfolios), Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 24 portfolios) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same "Fund Complex."

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Trustee of the Fund because of prior indirect business dealing with the Fund's investment adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, Sub-Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund. A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Maasbach, financial and research analysis experience in and covering the Asia region and experience in world affairs Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Takian, product development, marketing and management experience in investment management industry.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Joseph Andolina** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President—Compliance	Since 2017

Currently, Vice President, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI's Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI's registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1977	Vice President, Compliance	Since 2018	Currently, Chief Risk Officer—Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Sharon Ferrari** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2017	Currently, Senior Fund Administration Manager—US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.
Alan Goodson** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2017

Currently, Director, Vice President and Head of Product—Americas for Aberdeen Standard Investments Inc., overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Bev Hendry** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2017

Currently, Chairman—Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Matthew Keener** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2017	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Keener joined ASI. in 2006 as a Fund Administrator.
Megan Kennedy** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President, Secretary	Since 2017

Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Erlend Lochen Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since 2019	Currently, Head of US Credit and Global High Yield. Mr. Lochen joined ASI in 2001 as a credit analyst
Steve Logan** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President	Since 2017

Currently, Head of Euro High Yield and Global Leverage Loan. Steven joined Aberdeen following the SWIP acquisition in April 2014, where he was an Investment Director in 2001 before becoming Head of European High Yield in 2006.

Name, Address and Age	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Andrea Melia** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since 2017	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for Aberdeen Standard Investments Inc. (since 2009).
Ben Pakenham Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973		Since 2017

Currently, Deputy Head of Euro High Yield and Global Leverage Loans. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund.

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2017

Currently, Group Head of Product Opportunities, for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of Aberdeen Asset Management Inc.

Lucia Sitar** Aberdeen Standard Investments Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2017	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in 2007.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Messrs. Andolina, Cotton, Goodson, Hendry, Keener, Lochen, Logan and Pittard and Mses. Ferrari, Kennedy, Melia, and Sitar hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs (which currently consists of five portfolios), Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 24 portfolios), each of which may also be deemed to be a part of the same "Fund Complex."

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in the Family of Investment Companies(2)
Independent Trustees/Nominee:
Nancy Yao Maasbach	A	C
P. Gerald Malone	C	D
John Sievwright	D	D
Interested Trustee:
Randolph Takian	C	C

(1)  This information has been furnished by each Trustee as of March 31, 2019. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 31, 2019, the Fund's Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of March 31, 2019, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of March 31, 2019, Mr. Pittard and Ms. Melia did not own shares of the Fund's common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Trustees is currently composed of three Independent Trustees and one Interested Trustee, Randolph Takian. The Fund's Charter provides that the Board of Trustees shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2021, Class II in 2019 and Class III in 2020.

The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Fund's Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Trustees), pre-approves and reviews both the audit and non—audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund's Audit and Valuation Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone and John Sievwright.

The Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is available on the Fund's website at http://aberdeenacp.com.

The Audit and Valuation Committee oversees the activities of the Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund's Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund's Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. The Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for trustee and makes its recommendations to the Board at the time of the Board's December meeting. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is on the Fund's website at http://aberdeenacp.com. The members of the Fund's Nominating and Corporate Governance Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone and John Sievwright.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or Sub-Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and the Board's diversity, the Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Pursuant to the Fund's bylaws, for any business to be properly brought before an annual meeting by a shareholder, including the nominating of persons for election as Trustees of the Fund, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund at the principal executive offices of the Fund not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

Any shareholder may obtain a copy of the Fund's Charter or bylaws by calling the Investor Relations department of Aberdeen Standard Investments Inc. toll-free at 1-800-522-5465, or by sending an e-mail to Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of AAML, who carries out the Fund's investment advisory and business affairs, and also by ASI and other service providers in connection with the services they provide to the Fund. Each of AAML and ASI, as applicable, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, AAML and ASI, as applicable, and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires AAML to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal 2018

During the Fund's fiscal year ended October 31, 2018, the Board held four regular meetings and two special meetings; the Audit and Valuation Committee held three meetings; and the Nominating and Corporate Governance Committee held one meeting. During such period, each incumbent Trustee attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he or she served.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Standard Investments Inc. (the "Administrator"), the Fund's administrator, at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o Aberdeen Standard Investments Inc. at InvestorRelations@aberdeenstandard.com.

Trustee Attendance at Annual Meetings of Shareholders

Generally, in the event that any of the Fund's Trustees are geographically close to the site of an annual meeting of shareholders at the time of such meeting, one or more of such Trustees may attend the meeting. However, since a majority of the Fund's Trustees reside outside of the United States, the Fund recognizes that it would be impractical for most Trustees to attend such meetings and would create a significant expense for the Fund to require the Trustees to attend such meetings. In light of the fact that the residences of most Trustees are substantial distances from the location of the annual meetings of shareholders and that, historically, few shareholders have attended the annual meetings in person, the Fund has not established a policy with respect to Trustees attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund's Independent Trustees have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending October 31, 2019. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Meeting.

On September 14, 2017, the Board of Trustees of the Fund approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the Fund. The Fund communicated the Board's decision that PwC was dismissed on November 21, 2017. The Board's decision to approve the dismissal of PwC was recommended by the Audit and Valuation Committee. The reports of PwC on the Fund's financial statements as of and for the two prior fiscal years (ended October 31, 2016 and October 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund's two most recent fiscal years prior to the dismissal of PwC (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund's two most recent fiscal years prior to the dismissal of PwC (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

The Fund had provided PwC with a copy of the foregoing disclosures and requested that PwC furnish it with a letter addressed to the SEC stating whether it agreed with the statements made by the Fund set forth above. A copy of PwC's letter, dated November 22, 2017, is filed as Exhibit 16.1 to the Fund's Form 8-K, dated November 22, 2017.

On September 14, 2017, upon the recommendation of the Audit and Valuation Committee, the Board approved the engagement of KPMG as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, effective November 21, 2017 upon the completion of KPMG's independence review. During the Fund's two most recent fiscal years prior to the dismissal of PwC (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through November 21, 2017, neither the Fund, nor anyone on its behalf consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund's financial statements, or any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K under the 1934 Act and the instructions thereto, or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K under the 1934 Act.

The Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed certain matters with KPMG addressed by Statements on Auditing Standards Nos. 61 and 90. Based on the foregoing, the Audit and Valuation Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2018.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years:

	2018	2017
Audit Fees	$75,000	$92,500
Audit-Related Fees	$0	$0
Tax Fees(1)	$11,165	$11,000
All Other Fees	None	None

(1) The Tax Fees are for the completion of the Fund's federal and state tax returns.

For the fiscal year ended October 31, 2018, KPMG billed $760,514 for aggregate non-audit fees for services to the Fund, the Fund's Investment Adviser, Sub-Adviser and Administrator. For the fiscal year ended October 31, 2017, KPMG, billed $648,700 for aggregate non-audit fees for services to the Fund, the Fund's Investment Adviser, Sub-Adviser and Administrator.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee.

The Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Audit and Valuation Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2018. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Trustees, respectively.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2018	Total Compensation From Fund and Fund Complex Paid To Trustees*
Nisha Kumar**	$43,000	$107,458	(3)
Nancy Yao Maasbach	$0	$86,504	(6)
P. Gerald Malone	$58,000	$400,755	(31)
John Sievwright	$49,000	$73,755	(4)
Randolph Takian	$21,500	$21,500	(1)

*  The number in parentheses indicates the total number of funds in the Fund Complex on which the Trustee serves or served at any time during the fiscal year ended October 31, 2018.

**  Ms. Kumar resigned as a Trustee of the Fund effective December 28, 2018.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Trustees, the Investment Adviser, Sub-Adviser, affiliates of the Investment Adviser or Sub-Adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, a Form 4 was filed late for Mr. John Sievwright during the fiscal year ended October 31, 2018. Otherwise, the Fund's Reporting Persons complied with all applicable filing requirements in a timely manner.

Relationship of Trustees or Nominees with the Investment Adviser, Sub-Adviser and Administrator

Aberdeen Asset Managers Limited serves as the Investment Adviser to the Fund pursuant to a management agreement dated as of December 1, 2017. The Investment Adviser is a United Kingdom corporation with its registered offices located at Bow Bells House 1 Bread Street, London, United Kingdom, EC4M 9HH. Aberdeen Standard Investments Inc. serves as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement dated as of December 1, 2017. The Sub-Adviser is a Delaware corporation with its registered offices located at 1735 Market street, 32nd Floor, Philadelphia, Pennsylvania 19103. ASI also provides administrative services to the Fund under an administration agreement. The Investment Adviser, Sub-Adviser and Administrator are each indirect subsidiaries of Standard Life Aberdeen plc. Messrs. Andolina, Goodson, Hendry, Cotton and Mmes. Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASI.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEE FOR TRUSTEE FOR THE FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Trustees and employees of the Fund, the Investment Adviser, the Sub-Adviser or the Fund's Administrator.

Georgeson LLC ("Georgeson") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,000 and be reimbursed for its reasonable expenses.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 5, 2019. As mentioned above, Georgeson has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Georgeson, if the Fund has not yet received their vote. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of March 31, 2019, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Guggenheim Capital, LLC 227 West Monroe Street Chicago, Il 60606	910,748	6.97%

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2020 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than December 7, 2019.

Shareholders wishing to present proposals, including the nomination of a trustee, at the Annual Meeting of Shareholders of the Fund to be held in 2020 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1735 Market Street 32nd Floor, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than January 11, 2020 and no later than 5:00 p.m., Eastern Time, on February 10, 2020 in the form prescribed from time to time in the Fund's bylaws.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposal set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Megan Kennedy, Secretary
Aberdeen Income Credit Strategies Fund

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY

ABERDEEN INCOME CREDIT STRATEGIES FUND

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 10, 2019

This proxy is solicited by the Board of Trustees. The undersigned hereby appoints Alan Goodson, Megan Kennedy and Matthew Keener, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Aberdeen Income Credit Strategies Fund (the “Fund”), to be held on May 10, 2019, at 10:00 a.m., Eastern time, at the offices of Aberdeen Standard Investments Inc. located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 (the “Annual Meeting”), or any adjournments or postponements thereof to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on March 29, 2019. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

ABERDEEN INCOME CREDIT STRATEGIES FUND

The Board of Trustees recommends a vote “FOR” the nominee.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposals no specification is made, this proxy will be voted in favor of the proposals and in the direction of the above-named proxies as to any other matter that may properly come before the Annual Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals

1.	To elect the following nominee to The Board of Trustees:

	Nominee:	FOR	WITHHOLD FROM
		NOMINEE	NOMINEE
	1. Nancy Yao Maasbach	☐	☐

2.	In their discretion, upon any other business that may properly come before the meeting.

Authorized Signatures (this section must be completed for your vote to be counted):

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
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